UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 April 24, 2007
                Date of Report (Date of earliest event reported)

                            ZOLL MEDICAL CORPORATION


             (Exact name of registrant as specified in its charter)


         Massachusetts                   0-20225                04-2711626
(State or other jurisdiction of   (Commission File No.)       (IRS Employer
        incorporation)                                      Identification No.)

                       269 Mill Road, Chelmsford, MA 01824
                       -----------------------------------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (978) 421-9655
                                 --------------

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))


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Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers

      On April 24, 2007, the Board of Directors of ZOLL Medical Corporation (the "Company") elected John J. Wallace as a Class I Director of the Company. Class I Directors currently serve until the 2008 Annual Meeting of Stockholders. In connection with his service to the Company as a director, Mr. Wallace will be entitled to receive an annual cash retainer and meeting fees in accordance with the Company's director compensation policy, as well as an initial stock option grant under the Company's 2006 Non-Employee Director Stock Option Plan.

      The Board of Directors of the Company has not yet made any determination concerning the Committees of the Board of Directors to which Mr. Wallace may be appointed.

      Since the beginning of the Company's last fiscal year, there was no transaction or series of similar transactions, nor is there any currently proposed transaction or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000 and in which Mr. Wallace, or members of his immediately family, had or will have a direct or indirect material interest, other than his director compensation arrangements.

      On April 25, 2007, the Company issued a press release in connection with Mr. Wallace's election to the Board. The full text of the press release is set forth in Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

  (c) Exhibits.

    Exhibit No.      Title
    -----------      -----

       99.1 ZOLL Medical Corporation press release dated April 25, 2007 entitled "ZOLL Medical Corporation Announces Appointment of New Director".

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           ZOLL MEDICAL CORPORATION

Date: April 25, 2007                       By:  /s/ Richard A. Packer
                                                --------------------------------
                                                Richard A. Packer
                                                President